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Exhibit 32.1

Certification Of The Chief Executive Officer Pursuant To Section 302 of the Sarbanes - Oxley Act of 2002.

I, Floyd D. Wilkenson, certify that:

1. I have reviewed this Quarterly report on Form 10Q-SB, as amended, of Vote Power Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

                                  VOTE POWER CORPORATION.


Dated: February 2, 2005           By: /s/ Floyd D. Wilkenson
                                  -------------------------------
                                  Floyd D. Wilkenson
                                  Authorized Agent/Sole Director
				                          Appointed by Board of Directors
                                  on March 19, 2004


Certification Of The Chief Financial Officer Pursuant To Section
302 Of The Sarbanes - Oxley Act Of 2002

I, Floyd D. Wilkenson certify that:

1. I have reviewed this quarterly report on Form 10 Q-SB, as amended, of Vote Power Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

                                  VOTE POWER CORPORATION.


Dated: February 2, 2005           By: /s/ Floyd D. Wilkenson
                                  -------------------------------
                                  Floyd D. Wilkenson
                                  Authorized Agent/Sole Director
				                          Appointed by Board of Directors
                                  on March 19, 2004